Zurich Advantage III

Supplement dated February 12, 2020

to the

Prospectuses dated May 1, 2019

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This supplement updates the above-referenced prospectus (“Prospectus”). Please read this information carefully and retain this supplement for future reference together with the Prospectus for your Contract. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

This supplement describes the following changes pursuant to the recently passed H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the Setting Every Community Up for Retirement Act (“SECURE Act”)).

1.	New age for beginning required minimum distributions

As of January 1, 2020, the age when you must begin taking required minimum distributions (“RMDs”) from tax-qualified contracts, including Individual Retirement Annuities (“IRAs”), has increased from 70 1⁄2 to 72. This change only applies if you will attain age 70 1⁄2 on or after January 1, 2020. If you reached the age of 70 1⁄2 prior to January 1, 2020, you are still required to use age 70 1⁄2 as the triggering age for beginning RMDs. All other requirements for the timing of RMDs remain the same.

2.	New rules for distributions from qualified accounts

The SECURE Act changed the rules for distributions from qualified accounts. With respect to Individual Retirement Annuity (“IRA”) owners and defined contribution plan participants who die on or after January 1, 2020, any individual beneficiary who is not an “eligible designated beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible designated beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible designated beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

3.	Repeal of Maximum age for Traditional IRA Contributions

The SECURE Act eliminated the maximum age for IRA contributions beginning after December 31, 2019. Beginning in tax years 2020, IRA owners who have compensation can contribute to their IRAs regardless of their age.

You may wish to consult with your tax advisor if you are impacted by either of these changes.